DEBT	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
DEBT	DEBT
The table below details our debt, which was recorded at its fair value on the closing date of the Transactions and the NAI Transaction on August 7, 2025 (see Note 2). Paramount Global is the issuer of all of the senior and junior debt in the table below. Upon the closing of the Transactions, Paramount Skydance Corporation provided a full and unconditional parent guarantee of Paramount Global’s senior and junior debt.

	Successor (a)	Predecessor
	At	At
	December 31, 2025	December 31, 2024
4.0% Senior Notes due 2026	$347	$346
3.70% Senior Notes due 2026	85	86
2.90% Senior Notes due 2027	573	582
3.375% Senior Notes due 2028	487	498
3.70% Senior Notes due 2028	489	496
4.20% Senior Notes due 2029	489	496
7.875% Senior Debentures due 2030	915	829
4.95% Senior Notes due 2031	1,221	1,232
4.20% Senior Notes due 2032	921	980
5.50% Senior Debentures due 2033	417	428
4.85% Senior Debentures due 2034	76	87
6.875% Senior Debentures due 2036	1,119	1,072
6.75% Senior Debentures due 2037	75	76
5.90% Senior Notes due 2040	272	298
4.50% Senior Debentures due 2042	34	45
4.85% Senior Notes due 2042	400	490
4.375% Senior Debentures due 2043	1,079	1,146
4.875% Senior Debentures due 2043	14	18
5.85% Senior Debentures due 2043	1,103	1,235
5.25% Senior Debentures due 2044	275	345
4.90% Senior Notes due 2044	432	542
4.60% Senior Notes due 2045	452	591
4.95% Senior Notes due 2050	763	950
6.25% Junior Subordinated Debentures due 2057	628	644
6.375% Junior Subordinated Debentures due 2062	989	989
Obligations under finance leases	3	—
Total debt (b)	13,658	14,501
Less current portion	433	—
Total long-term debt, net of current portion	$13,225	$14,501
(a) In connection with the pushdown of the Ultimate Parent’s basis, our debt was recorded at fair value, which resulted in a decrease to our total debt balance of $898 million, reflecting the reversal of a net unamortized discount of $390 million and unamortized deferred financing fees of $71 million, and a reduction of $1.36 billion to adjust our debt to its fair value. The adjustments to fair value for each of our senior and junior debt issuances are being amortized over the remaining term of the applicable issuance within interest expense (see Note 2).
(b) At December 31, 2025 (Successor), our senior and junior debt balances were net of unamortized fair value adjustments totaling $1.32 billion. At December 31, 2024 (Predecessor), the senior and junior debt balances included a net unamortized discount of $401 million and unamortized deferred financing costs of $74 million. The face value of our total debt at both December 31, 2025 (Successor) and December 31, 2024 (Predecessor) was $14.98 billion.
Senior Debt
In January 2026, we repaid our $347 million of 4.0% senior notes at maturity.
During the fourth quarter of 2024 (Predecessor), we redeemed our $126 million of outstanding 4.75% senior notes due in 2025 at par.

During 2023 (Predecessor), we repurchased $1.04 billion of our outstanding senior notes due between 2025 and 2027 through a tender offer, for an aggregate repurchase price of $1.00 billion. These repurchases resulted in a pre-tax gain on extinguishment of debt of $29 million. In 2023, we also repaid our $139 million of 7.875% debentures and $35 million of 7.125% senior notes, each at maturity.

Junior Debt
At December 31, 2025 (Successor), our junior debt was comprised of $628 million 6.25% junior subordinated debentures due 2057 and $989 million 6.375% junior subordinated debentures due 2062.

The 6.25% junior subordinated debentures accrue interest at the stated fixed rate until February 28, 2027, on which date the rate will switch to a floating rate. Under the terms of the debentures the floating rate is based on three-month LIBOR plus 3.899%, reset quarterly, however, with the phasing out of LIBOR and the passage of the Adjustable Interest Rate (LIBOR) Act, signed into law on March 15, 2022, it is expected that the 6.25% junior subordinated debentures due 2057 will, upon switching to a floating rate, bear interest at a replacement rate based on three-month CME Term Secured Overnight Financing Rate (SOFR). These debentures can be called by us at par at any time after the expiration of the fixed-rate period.

The interest rate on the 6.375% junior subordinated debentures will reset on March 30, 2027, and every five years thereafter to a fixed rate equal to the 5-year Treasury Rate (as defined pursuant to the terms of the debentures) plus a spread of 3.999% from March 30, 2027, 4.249% from March 30, 2032 and 4.999% from March 30, 2047. These debentures can be called by us at par plus a make whole premium any time before March 30, 2027, or at par on March 30, 2027 or on any interest payment date thereafter.

Long-Term Debt Maturities
At December 31, 2025, our scheduled maturities of long-term debt at face value, which excludes payments for the related interest and finance leases, were as follows:

						2031 and Thereafter
	2026	2027	2028	2029	2030
Long-term debt	$433	$584	$1,000	$500	$827	$11,632
Commercial Paper
At both December 31, 2025 (Successor) and December 31, 2024 (Predecessor), we had no outstanding commercial paper borrowings.

Credit Facility
On August 7, 2025, in connection with the closing of the Transactions and pursuant to the August 2024 amendment to the Credit Facility (which is further described below), Paramount Skydance Corporation entered into a joinder agreement pursuant to which it joined Paramount Global’s revolving credit facility (the “Credit Facility”). The Credit Facility provides for a $3.50 billion commitment until January 2027, at which point the commitment will be reduced to $3.44 billion through maturity in January 2028. The Credit Facility is used for general corporate purposes and to support commercial paper borrowings, if any. We may, at our option, also borrow in certain foreign currencies up to specified limits under the Credit Facility. Borrowing rates under the Credit Facility are determined at the time of each borrowing and are generally based on either the prime rate in the U.S. or an applicable benchmark rate plus a margin (based on our senior unsecured debt rating), depending on the type and tenor of the loans entered into. The benchmark rate for loans denominated in U.S. dollars is Term SOFR, and for loans denominated in euros, sterling and yen is based on EURIBOR, SONIA and TIBOR, respectively. At December 31, 2025, we had no borrowings outstanding under the Credit Facility and the availability under the Credit Facility was $3.50 billion.

The Credit Facility has one principal financial covenant which sets a maximum Consolidated Total Leverage Ratio (“Leverage Ratio”) at the end of each quarter. The maximum Leverage Ratio was 4.75x for the quarter ended December 31, 2025 and will decrease to 4.5x for the quarter ending March 31, 2026, and will remain at this level until maturity. The Leverage Ratio reflects the ratio of our Consolidated Indebtedness, net of unrestricted cash and cash equivalents at the end of a quarter, to our Consolidated EBITDA (each as defined in the credit agreement) for the trailing twelve-month period. In May 2025, Paramount Global entered into an amendment to the Credit Facility, which increased the maximum amount of unrestricted cash and cash equivalents that can be netted against Consolidated Indebtedness, in the calculation of the Leverage Ratio, from $1.50 billion to $3.0 billion and amended the definition of Consolidated EBITDA to include an additional add-back (which is capped at 15% of Consolidated EBITDA after giving effect to such add-back) for cash items associated with provisions for restructuring or other business optimization programs, litigation and environmental reserves, and losses on the disposition of businesses. We met the covenant as of December 31, 2025.

The Credit Facility also includes a provision that the occurrence of a change of control will be an event of default that would give the lenders the right to accelerate any outstanding loans and terminate their commitments. In August 2024, Paramount Global entered into amendments to the Credit Facility and the $1.9 billion standby letter of credit facility (see Note 18), which, among other things, revised the change of control provision and related definitions to reflect the ownership structure of the Company after giving effect to the Transactions and the NAI Transaction. These amendments became operative upon closing of the Transactions (see Note 1).

Upon the closing of the Transactions, Paramount Skydance Corporation entered into guarantee agreements providing for a full and unconditional parent guarantee of Paramount Global’s obligations with respect to any commercial paper borrowings incurred, and in accordance with the August 2024 amendment to the Credit Facility, a full and unconditional parent guarantee of Paramount Global’s obligations under the Credit Agreement went into effect.

Other Bank Borrowings
At both December 31, 2025 (Successor) and December 31, 2024 (Predecessor), there were no outstanding bank borrowings under Miramax’s $50 million credit facility that matures in November 2027.